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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 10, 2002


                               MAXWORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                 Initial Filing            46-0487484
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(State or other jurisdiction           (Commission          (IRS Employer
of incorporation or organization)      File Number)         Identification No.)

4499 Glencoe Avenue
Marina del Rey, California                            90292
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(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (310) 751-0200

                                    L90, Inc.
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.           Acquisition or Disposition of Assets.

                  Effective July 10, 2002, L90, Inc. ("L90") changed its structure to a holding company format pursuant to the provisions of Section 251(g) of the Delaware General Corporation Law ("DGCL"). The reorganization was implemented pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 29, 2002, by and among L90, MaxWorldwide, Inc., a Delaware corporation and newly formed wholly-owned subsidiary of L90 ("MaxWorldwide"), DoubleClick Inc., a Delaware corporation ("DoubleClick"), DoubleClick Media Inc., a Delaware corporation and formerly a wholly-owned subsidiary of DoubleClick ("DoubleClick Media"), Picasso Media Acquisition, Inc., a Delaware corporation and newly formed wholly owned subsidiary of MaxWorldwide ("Picasso Media"), and Lion Merger Sub, Inc., a Delaware corporation and newly formed wholly-owned subsidiary of MaxWorldwide ("Lion Sub"). Immediately following this reorganization, MaxWorldwide acquired all of the outstanding capital stock of DoubleClick Media.

                  Pursuant to the Merger Agreement, Lion Sub merged with and into L90 which then became a wholly-owned subsidiary of MaxWorldwide (the "L90 Merger"), and Picasso Media merged with and into DoubleClick Media which also became a wholly-owned subsidiary of MaxWorldwide (the "DoubleClick Merger"). The Board of Directors of each of L90 and DoubleClick approved the L90 Merger and the DoubleClick Merger.

                  Under the terms of the Merger Agreement, the L90 Merger was effected by the conversion of all of the shares of common stock of Lion Sub into common stock of L90, the conversion of all of the shares of common stock of L90 into common stock of MaxWorldwide and the cancellation of all of the shares of common stock of MaxWorldwide issued and outstanding immediately prior to the L90 Merger. As a result of the L90 Merger, the stockholders of L90 became the owners of the same number and type of shares of stock of MaxWorldwide as they held in L90 prior to the L90 Merger. MaxWorldwide will issue new stock certificates to the stockholders of record of L90 in connection with the L90 Merger upon the request of any such stockholder. Pursuant to Section 251(g) of the DGCL, L90 stockholder approval was not required for the L90 Merger.

                  Pursuant to the Certificate of Merger to effect the reorganization under Section 251(g) of the DGCL, any act or transaction, other than the election or removal of directors, that requires for its adoption the approval of the stockholders of L90 shall require, in addition, the approval of the stockholders of MaxWorldwide (or any successor by merger), by the same vote as required pursuant to the DGCL and the provisions of the Certificate of Incorporation of L90, as the case may be.

                  Pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the shares of stock of MaxWorldwide that were


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issued to the stockholders of L90 are deemed to be registered under Section
12(g) of the Exchange Act. The MaxWorldwide common stock has been approved for listing on the Nasdaq National Market and will trade under the ticker symbol "MAXW." It is intended that this reorganization will not result in a stockholder of L90 recognizing a gain or loss for United States federal income tax purposes.

                  The DoubleClick Merger was effected by the conversion of all of the shares of common stock of DoubleClick Media into 4.8 million shares of common stock of MaxWorldwide (representing 16.1% of the shares of MaxWorldwide after giving effect to the DoubleClick Merger), $5 million cash and the right to receive up to $6 million cash contingent upon the achievement of certain milestones (collectively, the "DoubleClick Merger Consideration"). The DoubleClick Merger Consideration was determined pursuant to an arm's length negotiation between L90 and DoubleClick and the source of the cash consideration was cash on hand.

                  Allen & Company Incorporated ("Allen & Company"), L90's financial advisor, rendered its opinion to the L90 Board of Directors that the DoubleClick Merger Consideration is fair to the stockholders of L90, from a financial point of view. Allen & Company, as part of its investment banking business, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, as well as other matters. Allen & Company will receive a fee in connection with the services provided in rendering its fairness opinion pursuant to its engagement with L90. A copy of the opinion rendered by Allen & Company is attached as an exhibit hereto.

                  Promptly following the acquisition of DoubleClick Media, it is expected that Kevin O'Connor will be elected to the board of directors of MaxWorldwide.

                  On July 10, 2002, MaxWorldwide entered into a Registration Rights Agreement with DoubleClick granting DoubleClick customary registration rights with respect to the 4.8 million shares of MaxWorldwide common stock issued to DoubleClick in the DoubleClick Merger.

                  On July 10, 2002, William Apfelbaum and DoubleClick entered into a Stockholders Agreement, pursuant to which Mr. Apfelbaum and DoubleClick agreed to vote all voting stock of MaxWorldwide held by them in favor of the slate of directors proposed by MaxWorldwide at meetings of MaxWorldwide's stockholders, subject to certain qualifications.

                  On July 10, 2002, L90 entered into an Addendum No. 1 to DART Service Attachment for Publishers with DoubleClick, whereby L90 and DoubleClick amended the terms of the existing DART Service Attachment for Publishers.

Item 5.           Other Events.


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                  Effective July 10, 2002, the Registrant reorganized into a holding company structure pursuant to the provisions of Section 251(g) of the DGCL. See Item 2.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a)   Financial Statements of Businesses Acquired.

                  The financial information required by this Item 7(a) has not been included with this filing and will be filed by amendment to this Form 8-K not later than 60 days after the date this initial report on Form 8-K, relative to the DoubleClick Merger, must be filed.

                  (b)      Pro Forma Financial Information.

                  The pro forma financial information required by this Item 7(b) has not been included with this filing and will be filed by amendment to this Form 8-K not later than 60 days after the date this initial report on Form 8-K, relative to the DoubleClick Merger, must be filed

                  (c)      Exhibits.

                  2.1 Agreement and Plan of Merger by and among MaxWorldwide, Inc., L90, Inc., DoubleClick Inc., DoubleClick Media Inc., Picasso Media Acquisition, Inc. and Lion Merger Sub, Inc. dated June 29, 2002, incorporated by reference to Exhibit 2.1 in L90's Form 8-K filed on July 1, 2002 (File No. 000-28893).

                  3.1(i)        Certificate of Incorporation of MaxWorldwide,
Inc., as amended.

                  3.1(ii)       Bylaws of MaxWorldwide, Inc.

                  10.1 Registration Rights Agreement between MaxWorldwide, Inc. and DoubleClick Inc. dated July 10, 2002.

                  10.2 Stockholders Agreement between William Apfelbaum and DoubleClick Inc. dated July 10, 2002.

                  10.3 Addendum No. 1 to DART Service Attachment for Publishers between DoubleClick Inc. and L90, Inc. dated July 10, 2002.


                  10.4 Form of Indemnification Agreement between MaxWorldwide, Inc. and each of its directors and executive officers.



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                  99.1          Opinion rendered by Allen & Company Incorporated
to the Board of Directors of L90, Inc.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 10, 2002                       MAXWORLDWIDE, INC.,
                                    a Delaware corporation


                                    By: /s/ Peter M. Huie
                                        --------------------------------
                                    Peter M. Huie, General Counsel, Vice
                                    President Corporate Affairs, Secretary


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                                  EXHIBIT INDEX

Document Description                                   Exhibit No.
--------------------                                   -----------

Agreement and Plan of Merger by and among                  2.1
MaxWorldwide, Inc., L90, Inc., DoubleClick
Inc., DoubleClick Media Inc., Picasso Media
Acquisition, Inc. and Lion Merger Sub, Inc.
dated June 29, 2002, incorporated by
reference to Exhibit 2.1 in L90's Form 8-K filed on July 1, 2002 (File No. 000-28893).

Certificate of Incorporation of                          3.1(i)
MaxWorldwide, Inc., as amended.

Bylaws of MaxWorldwide, Inc.                             3.1(ii)

Registration Rights Agreement between                     10.1
MaxWorldwide, Inc. and DoubleClick Inc.
dated July 10, 2002.

Stockholders Agreement between William                    10.2
Apfelbaum and DoubleClick Inc. dated July
10, 2002.

Addendum No. 1 to DART Service Attachment for             10.3
Publishers between DoubleClick Inc. and L90,
Inc., dated July 10, 2002.

Form of Indemnification Agreement between                 10.4
MaxWorldwide, Inc. and each of its directors and executive officers.

Opinion rendered by Allen & Company                       99.1
Incorporated to the Board of Directors of L90, Inc.



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